Amplify ETF Trust
(the “Trust”)

Amplify International Online Retail ETF

(the “Fund”)

December 8, 2021

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated March 1, 2021

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME, THE FUND’S INDEX AND PRINCIPAL INVESTMENT STRATEGIES

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which will take effect on or about February 7, 2022.

On December 2, 2021, the Board of Trustees of the Trust considered and voted to approve changes to the Fund, including changing: (i) the name of the Fund; (ii) the Index and (iii) certain of the Fund’s principal investment strategies.

These changes will become effective on or about February 7, 2022 (the “Effective Date”). The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available):

Change in Fund Name and Ticker

On the Effective Date, the Fund’s name will change to the “Amplify Emerging Markets FinTech ETF”. The Fund’s ticker will change from “XBUY” to “EMFQ”.

Change in Index and Principal Investment Strategies

To reflect the change in the Fund’s Index, the Fund’s investment objective will be replaced in its entirety with the following:

“The Amplify Emerging Markets FinTech ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Emerging Markets Fintech Index (the “Index”). The Index seeks to measure the performance of equity securities (common stock and depositary receipts) issued by emerging market and frontier market companies that derive at least 50% of their revenue from financial technology (Fintech).”

The principal investment strategies section will be replaced in its entirety with the following:

“The Fund will invest at least 80% of its net assets (including investment borrowings) in the securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

The Index was created and is maintained by EQM Indexes LLC (“EQM” or the “Index Provider”). The Index seeks to measure the performance of equity securities (common stock and depositary receipts) issued by emerging market and frontier market companies that derive at least 50% of their revenue from Fintech.

The Index’s initial universe consists of the common stocks and/or depositary receipts listed on a regulated stock exchange, in the form of shares tradable for foreign investors without restrictions, issued by non-U.S. companies domiciled in emerging markets and frontier markets. Companies are classified into emerging market countries and frontier market countries based on the global market capitalization approach of the Index provider. Companies headquartered in China are only included if they are available as developed market listed, exchange traded ADR versions, or Hong Kong exchange traded versions. As of ___, 2021, companies from the following countries were eligible for inclusion in the Index: Argentina, Bangladesh, Cambodia, Brazil, China, Chile, Columbia, Czech Republic, Cypress, Egypt, Ecuador, Hong Kong, Hungary, Malaysia, Mexico, Morocco, India, Indonesia, Kenya, Kazakhstan, Nigeria, Pakistan, Panama, Peru, Philippines, Poland, Puerto Rico, Russia, Singapore, South Korea, Taiwan, Thailand, Saudi Arabia, South Africa, Uruguay, Turkey, United Arab Emirates, Vietnam, and Venezuela.

Companies eligible for inclusion in the Index must have a market capitalization of at least $100 million and a six-month daily average value traded of at least $1 million.

All companies complying with the above screens must also generate at least 50% of their revenue from Fintech operations, which currently includes providing and developing mobile applications, online platforms, enterprise software, and/or other technology applications for the following industries or business segments:

•	Payments;

•	Banking;

•	Lending and Credit;

•	Investments & Trading; and

•	Digital assets (digital wallets, mining, exchange platforms, etc.).

All companies complying with these screens are included in the Index. Index constituents are initially weighted equally.  If the Index has exposure of greater than 25% to a single country, each security domiciled in that country has its weight reduced on a pro rata basis so that exposure to that country is reduced to 25%.  The excess weight resulting from any country weight reduction is then redistributed equally to all the other Index constituents. The Index is reconstituted and rebalanced quarterly but may be adjusted more frequently for specific corporate events or to include initial public offerings that meet Index eligibility criteria.”

On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund for a more complete discussion of the Fund’s investment objective, strategies and risks after the Effective Date. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. A Preliminary Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission (“SEC”), which reflects the changes contemplated herein, and is publicly available on the SEC’s website. You may obtain copies of the Fund’s Prospectus and Statement of Additional of Information free of charge, upon request, by calling 855-267-3837 or visiting AmplifyETFs.com.

Please Retain This Supplement for Future Reference.